January 26, 1996
                           PREMIER NEW YORK MUNICIPAL
                                    BOND FUND
                            SUPPLEMENT TO PROSPECTUS
                           DATED SEPTEMBER 8, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES" AND "HOW TO REDEEM FUND SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        In order to accomplish a transaction using the TELETRANSFER Privilege or the Telephone Exchange Privilege, please contact your Financial Representative. If you do not have a Financial Representative, you may telephone 1-800-645-6561 or, if you are calling from overseas, 516-794-5452.
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        Effective January 17, 1996, the Fund's primary portfolio manager is Stephen C.Kris. Mr. Kris has been employed by The Dreyfus Corporation since February 1988.
                                                             021/611s012596